EXECUTION VERSION 769433627.5 FOURTH AMENDMENT TO CREDIT AGREEMENT THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 5, 2024, is entered into among ALTI GLOBAL HOLDINGS, LLC (f/k/a Alvarium Tiedemann Holdings, LLC), a Delaware limited liability company (the “Borrower”), the Lenders party hereto and BMO BANK N.A. (f/k/a BMO Harris Bank N.A.), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized and/or initially capitalized terms used in this Amendment shall have the meanings ascribed to them in the Amended Credit Agreement (as hereinafter defined). A. WHEREAS, the Borrower, the other Loan Parties, certain financial institutions party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of January 3, 2023 (as previously amended, the “Credit Agreement”); and B. WHEREAS, the Borrower has requested that the Credit Agreement be amended to, among other things, adjust the use of proceeds as set forth therein and the Required Lenders are willing to amend the Credit Agreement on the terms set forth below; NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained, the parties hereto hereby agree as follows: 1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2, the first sentence of Section 5.4 of Credit Agreement is amended to add the words “and Permitted Acquisitions” to the end thereof. 2. Conditions Precedent to Amendment. So long as no Default or Event of Default exists, this Amendment shall become effective on the date the Administrative Agent shall have received each of the following: (a) counterparts hereof signed by the Borrower and the Required Lenders, and (b) payment in full of all fees and expenses (including reasonable and documented accrued fees and expenses of counsel to the Administrative Agent), which are due and payable under the Loan Documents on or before the date hereof. 3. Representations. The Borrower hereby represents and warrants on behalf of itself and each other Loan Party that both before and immediately after giving effect to this Amendment: (a) each representation and warranty set forth in the Credit Agreement, as amended by this Amendment (as so amended, the “Amended Credit Agreement”) and the other Loan Documents, is and will be true and correct in all material respects; provided that any such representation or warranty which expressly relates to a given date or period shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be, and any representation and warranty that is qualified as to “materiality”, “material adverse effect” or similar language shall be true and correct (after giving effect to such qualification therein) in all respects and (b) no Default or Event of Default shall have occurred and be continuing. 4. Ratification. As herein amended, the Amended Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to “Credit Agreement” or similar terms shall refer to the Amended Credit Agreement. The Borrower (for itself and each of the other Loan Parties), the Administrative Agent and the Lenders agree that each of the Amended Credit Agreement and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a

2 proceeding in equity or at law). Except as otherwise expressly provided herein, for all matters arising prior to the effective date of this Amendment, the Credit Agreement (as unmodified by this Amendment) shall control. 5. Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Amendment, and the rights and duties of the parties hereto, shall be governed by and construed and determined in accordance with the internal laws of the State of New York. 6. Miscellaneous. (a) Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, each of which shall constitute an original, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment and such counterpart shall be deemed to be an original hereof. (b) Severability of Provisions. Any provision of this Amendment which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the enforceability of such provision in any other jurisdiction. All rights, remedies and powers provided in this Amendment may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Amendment are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Amendment invalid or unenforceable. (c) Incorporation. The provisions of Sections 11.21 and 11.22 of the Credit Agreement are incorporated into this Amendment as if fully set forth herein, mutatis mutandis. [Signatures Immediately Follow]

Signature Page to Fourth Amendment to Credit Agreement BMO BANK N.A., as Administrative Agent, L/C Issuer and a Lender By: Name: Michael Orphanides Title: Managing Director